Quarterly Performance Summary
Truist Financial Corporation
Second Quarter 2025

Financial Highlights

	Quarter Ended					Year-to-Date
(Dollars in millions, except per share data, shares in thousands)	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
	2025	2025	2024	2024	2024	2025	2024
Summary Income Statement
Interest income	$6,154	$5,988	$6,179	$6,352	$6,351	$12,142	$12,535
Plus: Taxable-equivalent adjustment	48	48	51	55	53	96	106
Interest income - taxable equivalent(1)	6,202	6,036	6,230	6,407	6,404	12,238	12,641
Interest expense	2,567	2,481	2,589	2,750	2,824	5,048	5,636
Net interest income	3,587	3,507	3,590	3,602	3,527	7,094	6,899
Net interest income - taxable equivalent(1)	3,635	3,555	3,641	3,657	3,580	7,190	7,005
Provision for credit losses	488	458	471	448	451	946	951
Net interest income after provision for credit losses	3,099	3,049	3,119	3,154	3,076	6,148	5,948
Noninterest income	1,400	1,392	1,470	1,483	(5,212)	2,792	(3,766)
Noninterest expense	2,986	2,906	3,035	2,927	3,094	5,892	6,047
Income (loss) before income taxes	1,513	1,535	1,554	1,710	(5,230)	3,048	(3,865)
Provision (benefit) for income taxes	273	274	265	271	(1,324)	547	(1,092)
Net income (loss) from continuing operations	1,240	1,261	1,289	1,439	(3,906)	2,501	(2,773)
Net income (loss) from discontinued operations	—	—	(13)	3	4,828	—	4,895
Net income	1,240	1,261	1,276	1,442	922	2,501	2,122
Noncontrolling interests from discontinued operations	—	—	—	—	19	—	22
Preferred stock dividends and other	60	104	60	106	77	164	183
Net Income available to common shareholders	1,180	1,157	1,216	1,336	826	2,337	1,917
Net income available to common shareholders - adjusted(1)	1,193	1,158	1,211	1,307	1,235	2,351	2,451
Additional Income Statement Information
Revenue	4,987	4,899	5,060	5,085	(1,685)	9,886	3,133
Revenue - taxable equivalent(1)	5,035	4,947	5,111	5,140	(1,632)	9,982	3,239
Pre-provision net revenue - unadjusted(1)	2,049	2,041	2,076	2,213	(4,726)	4,090	(2,808)
Pre-provision net revenue - adjusted(1)	2,095	2,080	2,080	2,222	2,120	4,175	4,164
Key Metrics
Earnings:
Earnings per share-basic from continuing operations(2)	$0.91	$0.88	$0.93	$1.00	$(2.98)	$1.80	$(2.21)
Earnings per share-basic	0.91	0.88	0.92	1.00	0.62	$1.80	$1.43
Earnings per share-diluted from continuing operations(2)	0.90	0.87	0.92	0.99	(2.98)	1.78	(2.21)
Earnings per share-diluted	0.90	0.87	0.91	0.99	0.62	1.78	1.43
Earnings per share-adjusted diluted(1)	0.91	0.87	0.91	0.97	0.91	1.79	1.82
Cash dividends declared per share	0.52	0.52	0.52	0.52	0.52	1.04	1.04
Common shareholders’ equity per share	45.70	44.85	43.90	44.46	42.71
Tangible common shareholders’ equity per share(1)	31.63	30.95	30.01	30.64	28.91
End of period shares outstanding	1,289,435	1,309,539	1,315,936	1,327,521	1,338,223
Weighted average shares outstanding-basic	1,292,292	1,307,457	1,317,017	1,334,212	1,338,149	1,299,833	1,336,620
Weighted average shares outstanding-diluted	1,305,005	1,324,339	1,333,701	1,349,129	1,338,149	1,314,779	1,336,620
Return on average assets	0.93%	0.96%	0.96%	1.10%	0.70%	0.94%	0.81%
Return on average common shareholders’ equity	8.1	8.1	8.4	9.1	6.1	8.1	7.2
Return on average tangible common shareholders’ equity(1)	12.3	12.3	12.9	13.8	10.4	12.3	12.5
Net interest margin - taxable equivalent(2)	3.02	3.01	3.07	3.12	3.02	3.02	2.95
Efficiency ratio-unadjusted(2)	59.9	59.3	60.0	57.5	NM	59.6	NM
Efficiency ratio-adjusted(1)(2)	57.1	56.4	57.7	55.2	56.0	56.8	56.1
Fee income ratio-unadjusted(2)	28.1	28.4	29.0	29.2	NM	28.2	NM
Fee income ratio-adjusted(1)(2)	28.1	28.2	28.8	28.9	28.7	28.1	29.2
Credit Quality
Nonperforming loans and leases as a percentage of LHFI	0.39%	0.48%	0.47%	0.48%	0.46%
Net charge-offs as a percentage of average LHFI	0.51	0.60	0.59	0.55	0.58	0.55%	0.61%
Allowance for loan and lease losses as a percentage of LHFI	1.54	1.58	1.59	1.60	1.57
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.9x	3.3x	3.4x	3.3x	3.4x
Average Balances
Assets	$537,069	$531,630	$527,013	$519,415	$526,894	$534,365	$528,948
Securities(3)	121,829	124,061	124,871	117,172	121,796	122,939	126,726
Loans and leases	313,841	307,528	304,609	304,578	307,583	310,702	308,505
Deposits	400,483	392,204	390,042	384,344	388,042	396,366	388,550
Common shareholders’ equity	58,327	58,125	57,754	58,667	54,863	58,227	53,515
Total shareholders’ equity	64,235	64,033	64,295	65,341	61,677	64,135	60,344
Period-End Balances
Assets	$543,833	$535,899	$531,176	$523,434	$519,853
Securities(3)	115,363	117,888	118,104	115,606	108,416
Loans and leases	319,999	309,752	307,771	304,362	307,149
Deposits	406,122	403,736	390,524	387,778	385,411
Common shareholders’ equity	58,933	58,728	57,772	59,023	57,154
Total shareholders’ equity	64,840	64,635	63,679	65,696	63,827
Capital and Liquidity Ratios	(preliminary)
Common equity tier 1	11.0%	11.3%	11.5%	11.6%	11.6%
Tier 1	12.3	12.7	12.9	13.2	13.2
Total	14.3	14.7	15.0	15.3	15.4
Leverage	10.2	10.3	10.5	10.8	10.5
Supplementary leverage	8.5	8.7	8.8	9.1	8.9
Liquidity coverage ratio	110	111	109	112	110
Applicable ratios are annualized.
(1)Represents a non-GAAP measure. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this Quarterly Performance Summary or the appendix to Truist’s Second Quarter 2025 Earnings Presentation.
(2)This metric is calculated based on continuing operations.
(3)Includes AFS and HTM securities. Average balances reflect AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2025	2025	2024	2024	2024	2025	2024
Interest Income
Interest and fees on loans and leases	$4,657	$4,493	$4,634	$4,852	$4,879	$9,150	$9,744
Interest on securities	961	975	994	869	838	1,936	1,643
Interest on other earning assets	536	520	551	631	634	1,056	1,148
Total interest income	6,154	5,988	6,179	6,352	6,351	12,142	12,535
Interest Expense
Interest on deposits	1,844	1,736	1,855	2,014	2,016	3,580	3,980
Interest on long-term debt	431	409	431	454	446	840	928
Interest on other borrowings	292	336	303	282	362	628	728
Total interest expense	2,567	2,481	2,589	2,750	2,824	5,048	5,636
Net Interest Income	3,587	3,507	3,590	3,602	3,527	7,094	6,899
Provision for credit losses	488	458	471	448	451	946	951
Net Interest Income After Provision for Credit Losses	3,099	3,049	3,119	3,154	3,076	6,148	5,948
Noninterest Income
Wealth management income	348	344	345	350	361	692	717
Investment banking and trading income	205	273	262	332	286	478	609
Card and payment related fees	232	220	231	222	230	452	454
Service charges on deposits	227	230	237	221	232	457	457
Mortgage banking income	107	108	117	106	112	215	209
Lending related fees	99	95	93	88	89	194	185
Operating lease income	47	53	47	49	50	100	109
Securities gains (losses)	(18)	(1)	(1)	—	(6,650)	(19)	(6,650)
Other income	153	70	139	115	78	223	144
Total noninterest income	1,400	1,392	1,470	1,483	(5,212)	2,792	(3,766)
Noninterest Expense
Personnel expense	1,653	1,587	1,587	1,628	1,661	3,240	3,291
Professional fees and outside processing	373	364	415	336	308	737	586
Software expense	231	230	232	222	218	461	442
Net occupancy expense	179	163	179	157	160	342	320
Equipment expense	89	82	112	84	89	171	177
Amortization of intangibles	73	75	84	84	89	148	177
Marketing and customer development	82	75	74	75	63	157	119
Operating lease depreciation	33	35	36	34	34	68	74
Regulatory costs	55	69	56	51	85	124	237
Restructuring charges	28	38	11	25	33	66	84
Other expense	190	188	249	231	354	378	540
Total noninterest expense	2,986	2,906	3,035	2,927	3,094	5,892	6,047
Earnings
Income (loss) before income taxes	1,513	1,535	1,554	1,710	(5,230)	3,048	(3,865)
Provision (benefit) for income taxes	273	274	265	271	(1,324)	547	(1,092)
Net income (loss) from continuing operations	1,240	1,261	1,289	1,439	(3,906)	2,501	(2,773)
Net income from discontinued operations	—	—	(13)	3	4,828	—	4,895
Net income	1,240	1,261	1,276	1,442	922	2,501	2,122
Noncontrolling interests from discontinuing operations	—	—	—	—	19	—	22
Preferred stock dividends and other	60	104	60	106	77	164	183
Net income available to common shareholders	$1,180	$1,157	$1,216	$1,336	$826	$2,337	$1,917

Earnings Per Common Share
Basic earnings from continuing operations	$0.91	$0.88	$0.93	$1.00	$(2.98)	$1.80	$(2.21)
Basic earnings	0.91	0.88	0.92	1.00	0.62	$1.80	1.43
Diluted earnings from continuing operations	0.90	0.87	0.92	0.99	(2.98)	1.78	(2.21)
Diluted earnings	0.90	0.87	0.91	0.99	0.62	1.78	1.43
Weighted Average Shares Outstanding
Basic	1,292,292	1,307,457	1,317,017	1,334,212	1,338,149	1,299,833	1,336,620
Diluted	1,305,005	1,324,339	1,333,701	1,349,129	1,338,149	1,314,779	1,336,620

Consolidated Ending Balance Sheets - Five Quarter Trend

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2025	2025	2024	2024	2024
Assets
Cash and due from banks	$5,157	$5,996	$5,793	$5,229	$5,204
Interest-bearing deposits with banks	36,294	36,175	33,975	34,411	35,675
Securities borrowed or purchased under resale agreements	2,656	2,810	2,550	2,973	2,338
Trading assets at fair value	5,963	5,838	5,100	5,209	5,558
Securities available for sale at fair value	66,390	68,012	67,464	64,111	55,969
Securities held to maturity at amortized cost	48,973	49,876	50,640	51,495	52,447
Loans and leases:
Commercial:
Commercial and industrial	162,273	156,679	154,848	153,925	156,400
CRE	20,270	19,578	20,363	20,912	21,730
Commercial construction	8,277	8,766	8,520	7,980	7,787
Consumer:
Residential mortgage	57,828	56,099	55,599	53,963	54,344
Home equity	9,591	9,523	9,642	9,680	9,772
Indirect auto	24,558	23,628	23,089	22,508	21,994
Other consumer	31,122	29,537	29,395	29,282	28,677
Credit card	4,877	4,828	4,927	4,834	4,988
Total loans and leases held for investment	318,796	308,638	306,383	303,084	305,692
Loans held for sale	1,203	1,114	1,388	1,278	1,457
Total loans and leases	319,999	309,752	307,771	304,362	307,149
Allowance for loan and lease losses	(4,899)	(4,870)	(4,857)	(4,842)	(4,808)
Premises and equipment	3,197	3,168	3,225	3,251	3,244
Goodwill	17,125	17,125	17,125	17,125	17,157
Core deposit and other intangible assets	1,399	1,473	1,550	1,635	1,729
Loan servicing rights at fair value	3,612	3,628	3,708	3,499	3,410
Other assets	37,967	36,916	37,132	34,976	34,781
Total assets	$543,833	$535,899	$531,176	$523,434	$519,853
Liabilities
Deposits:
Noninterest-bearing deposits	$106,442	$108,461	$107,451	$105,984	$107,310
Interest checking	118,122	118,043	109,042	109,493	102,654
Money market and savings	133,891	136,777	137,307	134,349	136,989
Time deposits	47,667	40,455	36,724	37,952	38,458
Total deposits	406,122	403,736	390,524	387,778	385,411
Short-term borrowings	16,631	23,730	29,205	20,859	22,816
Long-term debt	44,427	32,030	34,956	36,770	34,616
Other liabilities	11,813	11,768	12,812	12,331	13,183
Total liabilities	478,993	471,264	467,497	457,738	456,026
Shareholders’ Equity:
Preferred stock	5,907	5,907	5,907	6,673	6,673
Common stock	6,447	6,548	6,580	6,638	6,691
Additional paid-in capital	34,620	35,178	35,628	36,020	36,364
Retained earnings	24,759	24,252	23,777	23,248	22,603
Accumulated other comprehensive loss	(6,893)	(7,250)	(8,213)	(6,883)	(8,504)
Total shareholders’ equity	64,840	64,635	63,679	65,696	63,827
Total liabilities and shareholders’ equity	$543,833	$535,899	$531,176	$523,434	$519,853

Average Balances and Rates - Quarters

	Quarter Ended
	June 30, 2025			March 31, 2025			December 31, 2024			September 30, 2024			June 30, 2024
(Dollars in millions)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$14,034	$181	5.20%	$14,867	$191	5.19%	$14,387	$196	5.40%	$12,986	$151	4.65%	$11,138	$101	3.66%
U.S. government-sponsored entities (GSE)	463	5	3.73	462	4	3.75	412	3	3.42	377	4	3.41	382	3	3.27
Mortgage-backed securities issued by GSE	106,947	772	2.89	108,345	777	2.87	109,644	792	2.89	103,374	711	2.75	108,358	720	2.66
States and political subdivisions	370	4	4.20	370	4	4.20	411	5	4.14	417	3	4.14	420	5	4.14
Non-agency mortgage-backed	—	—	—	—	—	—	—	—	—	—	—	—	1,480	10	2.56
Other	15	—	4.53	17	—	4.72	17	—	5.16	18	1	5.18	18	—	5.29
Total securities	121,829	962	3.16	124,061	976	3.16	124,871	996	3.19	117,172	870	2.97	121,796	839	2.76
Loans and leases:
Commercial:
Commercial and industrial	158,491	2,262	5.72	155,214	2,184	5.70	153,209	2,293	5.95	154,102	2,482	6.41	157,043	2,550	6.53
CRE	19,687	308	6.22	19,832	302	6.12	20,504	337	6.47	21,481	373	6.88	21,969	381	6.93
Commercial construction	8,613	144	6.85	8,734	145	6.84	8,261	147	7.26	7,870	152	7.79	7,645	147	7.85
Consumer:
Residential mortgage	56,789	579	4.08	55,658	562	4.04	54,390	536	3.94	53,999	525	3.89	54,490	525	3.86
Home equity	9,586	178	7.47	9,569	177	7.48	9,675	189	7.78	9,703	196	8.04	9,805	195	8.02
Indirect auto	24,158	441	7.32	23,248	412	7.19	22,790	411	7.19	22,121	399	7.18	22,016	381	6.95
Other consumer	30,387	634	8.37	29,291	602	8.33	29,355	606	8.21	29,015	603	8.26	28,326	581	8.25
Credit card	4,890	139	11.35	4,849	138	11.60	4,926	143	11.54	4,874	150	12.20	4,905	148	12.14
Total loans and leases held for investment	312,601	4,685	6.01	306,395	4,522	5.97	303,110	4,662	6.12	303,165	4,880	6.41	306,199	4,908	6.44
Loans held for sale	1,240	19	6.15	1,133	17	5.93	1,499	21	5.87	1,413	24	6.49	1,384	22	6.56
Total loans and leases	313,841	4,704	6.01	307,528	4,539	5.97	304,609	4,683	6.12	304,578	4,904	6.41	307,583	4,930	6.44
Interest earning trading assets	5,896	88	5.98	5,628	80	5.72	5,462	79	5.86	5,454	84	6.05	5,515	84	6.11
Other earning assets(3)	39,417	448	4.51	38,997	441	4.53	37,697	472	4.91	38,933	549	5.54	39,250	551	5.56
Total earning assets	480,983	6,202	5.16	476,214	6,036	5.12	472,639	6,230	5.25	466,137	6,407	5.47	474,144	6,404	5.42
Nonearning assets	56,086			55,416			54,374			53,278			50,109
Assets of discontinued operations	—			—			—			—			2,641
Total assets	$537,069			$531,630			$527,013			$519,415			$526,894
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$116,193	726	2.51	$109,208	640	2.37	$107,075	679	2.52	$103,899	732	2.80	$103,894	707	2.74
Money market and savings	135,607	751	2.22	136,897	743	2.20	138,242	838	2.41	136,639	914	2.66	135,264	873	2.60
Time deposits	41,997	367	3.50	40,204	353	3.56	36,757	338	3.66	37,726	368	3.88	41,250	436	4.24
Total interest-bearing deposits	293,797	1,844	2.52	286,309	1,736	2.46	282,074	1,855	2.62	278,264	2,014	2.88	280,408	2,016	2.89
Short-term borrowings	26,241	292	4.47	30,332	336	4.49	25,006	303	4.81	20,781	282	5.41	26,016	362	5.58
Long-term debt	34,213	431	5.02	32,418	409	5.05	34,133	431	5.06	35,318	454	5.13	36,721	446	4.87
Total interest-bearing liabilities	354,251	2,567	2.91	349,059	2,481	2.88	341,213	2,589	3.02	334,363	2,750	3.27	343,145	2,824	3.31
Noninterest-bearing deposits	106,686			105,895			107,968			106,080			107,634
Other liabilities	11,897			12,643			13,537			13,631			13,318
Liabilities of discontinued operations	—			—			—			—			1,120
Shareholders’ equity	64,235			64,033			64,295			65,341			61,677
Total liabilities and shareholders’ equity	$537,069			$531,630			$527,013			$519,415			$526,894
Average interest-rate spread			2.25			2.24			2.23			2.20			2.11

Net interest income/ net interest margin - taxable equivalent		$3,635	3.02%		$3,555	3.01%		$3,641	3.07%		$3,657	3.12%		$3,580	3.02%
Taxable-equivalent adjustment		48			48			51			55			53
Net interest income		$3,587			$3,507			$3,590			$3,602			$3,527
Memo: Total deposits	$400,483	1,844	1.85%	$392,204	1,736	1.79%	$390,042	1,855	1.89%	$384,344	2,014	2.08%	$388,042	2,016	2.09%
(1)Represents daily average balances. Unrealized gains and losses on available-for-sale securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities.
(2)Amounts are on a taxable-equivalent basis, which represents a non-GAAP measure, utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Average Balances and Rates - Year-To-Date

	Year-to-Date
	June 30, 2025			June 30, 2024
(Dollars in millions)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$14,448	$372	5.19%	$10,496	$138	2.64%
U.S. government-sponsored entities (GSE)	462	9	3.74	385	6	3.34
Mortgage-backed securities issued by GSE	107,643	1,549	2.88	112,828	1,455	2.58
States and political subdivisions	370	8	4.20	420	9	4.14
Non-agency mortgage-backed	—	—	—	2,578	37	2.87
Other	16	—	4.63	19	—	5.32
Total securities	122,939	1,938	3.16	126,726	1,645	2.60
Loans and leases:
Commercial:
Commercial and industrial	156,861	4,446	5.71	157,714	5,122	6.53
CRE	19,759	610	6.17	22,185	770	6.94
Commercial construction	8,673	289	6.84	7,389	284	7.84
Consumer:
Residential mortgage	56,226	1,141	4.06	54,780	1,053	3.85
Home equity	9,578	355	7.47	9,868	391	7.97
Indirect auto	23,705	853	7.26	22,195	753	6.82
Other consumer	29,843	1,236	8.35	28,306	1,142	8.12
Credit card	4,870	277	11.47	4,913	294	12.05
Total loans and leases held for investment	309,515	9,207	5.99	307,350	9,809	6.41
Loans held for sale	1,187	36	6.04	1,155	37	6.49
Total loans and leases	310,702	9,243	5.99	308,505	9,846	6.41
Interest earning trading assets	5,763	168	5.85	5,180	163	6.29
Other earning assets(3)	39,208	889	4.52	34,909	987	5.60
Total earning assets	478,612	12,238	5.14	475,320	12,641	5.33
Nonearning assets	55,753			48,516
Assets of discontinued operations	—			5,112
Total assets	$534,365			$528,948
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$112,720	1,366	2.44	$103,716	1,391	2.70
Money market and savings	136,249	1,494	2.21	134,979	1,705	2.54
Time deposits	41,104	720	3.53	41,594	884	4.27
Total interest-bearing deposits	290,073	3,580	2.49	280,289	3,980	2.86
Short-term borrowings	28,275	628	4.48	26,123	728	5.60
Long-term debt	33,320	840	5.04	38,721	928	4.80
Total interest-bearing liabilities	351,668	5,048	2.89	345,133	5,636	3.28
Noninterest-bearing deposits	106,293			108,261
Other liabilities	12,269			13,101
Liabilities of discontinued operations	—			2,109
Shareholders’ equity	64,135			60,344
Total liabilities and shareholders’ equity	$534,365			$528,948
Average interest-rate spread			2.25			2.05

Net interest income/ net interest margin - taxable equivalent		$7,190	3.02%		$7,005	2.95%
Taxable-equivalent adjustment		96			106
Net interest income		$7,094			$6,899
Memo: Total deposits	$396,366	3,580	1.82%	$388,550	3,980	2.06%
(1)Represents daily average balances. Unrealized gains and losses on available-for-sale securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities.
(2)Amounts are on a taxable-equivalent basis, which represents a non-GAAP measure, utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Credit Quality

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2025	2025	2024	2024	2024
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$520	$586	$521	$575	$459
CRE	128	294	298	302	360
Commercial construction	1	2	3	1	—
Consumer:
Residential mortgage	191	179	166	156	161
Home equity	107	114	116	118	123
Indirect auto	240	248	259	252	244
Other consumer	64	65	66	63	64
Total nonaccrual loans and leases held for investment	1,251	1,488	1,429	1,467	1,411
Loans held for sale	12	77	—	5	9
Total nonaccrual loans and leases	1,263	1,565	1,429	1,472	1,420
Foreclosed real estate	4	4	3	3	5
Other foreclosed property	49	49	45	53	51
Total nonperforming assets	$1,316	$1,618	$1,477	$1,528	$1,476
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$2	$5	$19	$5	$8
CRE	—	—	1	—	—
Commercial construction	—	—	—	—	1
Consumer:
Residential mortgage - government guaranteed	424	468	430	394	375
Residential mortgage - nonguaranteed	41	62	51	39	27
Home equity	6	6	9	7	7
Indirect auto	—	—	—	—	1
Other consumer	24	23	23	22	19
Credit card	49	52	54	51	51
Total loans 90 days past due and still accruing	$546	$616	$587	$518	$489
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$122	$118	$168	$116	$109
CRE	34	12	60	10	8
Commercial construction	15	—	3	4	—
Consumer:
Residential mortgage - government guaranteed	330	284	318	305	340
Residential mortgage - nonguaranteed	365	347	401	366	392
Home equity	54	57	60	63	58
Indirect auto	582	484	622	596	592
Other consumer	239	246	236	233	214
Credit card	70	71	81	76	78
Total loans 30-89 days past due	$1,811	$1,619	$1,949	$1,769	$1,791

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2025	2025	2024	2024	2024
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.57%	0.52%	0.64%	0.58%	0.59%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.17	0.20	0.19	0.17	0.16
Nonperforming loans and leases as a percentage of loans and leases	0.39	0.48	0.47	0.48	0.46
Nonperforming loans and leases as a percentage of loans and leases(1)	0.39	0.51	0.46	0.48	0.46
Nonperforming assets as a percentage of:
Total assets(1)	0.24	0.30	0.28	0.29	0.28
Loans and leases plus foreclosed property	0.41	0.50	0.48	0.50	0.48
Net charge-offs as a percentage of average loans and leases	0.51	0.60	0.59	0.55	0.58
Allowance for loan and lease losses as a percentage of loans and leases	1.54	1.58	1.59	1.60	1.57
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.1X	2.6X	2.7X	2.9X	2.7X
Nonperforming loans and leases	3.9X	3.3X	3.4X	3.3X	3.4X
Asset Quality Ratios (Excluding Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.05%	0.05%	0.04%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.

				As of/For the Year-to-Date
				Period Ended June 30
				2025	2024
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.55%	0.61%
Ratio of allowance for loan and lease losses to net charge-offs				2.9X	2.6X
Applicable ratios are annualized.

	As of/For the Quarter Ended					As of/For the Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	Period Ended June 30
(Dollars in millions)	2025	2025	2024	2024	2024	2025	2024
Allowance for Credit Losses
Beginning balance	$5,166	$5,161	$5,140	$5,110	$5,100	$5,161	$5,093
Provision for credit losses	488	458	471	448	451	946	951
Charge-offs:
Commercial:
Commercial and industrial	(120)	(102)	(119)	(96)	(83)	(222)	(180)
CRE	(38)	(70)	(51)	(65)	(97)	(108)	(200)
Consumer:
Residential mortgage	(1)	(1)	(1)	—	(1)	(2)	(2)
Home equity	(4)	(2)	(2)	(1)	(3)	(6)	(6)
Indirect auto	(127)	(154)	(158)	(143)	(136)	(281)	(290)
Other consumer	(146)	(154)	(148)	(152)	(141)	(300)	(306)
Credit card	(70)	(74)	(74)	(71)	(74)	(144)	(151)
Total charge-offs	(506)	(557)	(553)	(528)	(535)	(1,063)	(1,135)
Recoveries:
Commercial:
Commercial and industrial	31	24	15	26	14	55	46
CRE	3	7	17	5	5	10	12
Commercial construction	1	—	—	1	1	1	1
Consumer:
Residential mortgage	—	2	2	1	2	2	3
Home equity	4	4	3	4	4	8	9
Indirect auto	28	25	24	38	30	53	58
Other consumer	31	30	28	26	28	61	56
Credit card	12	11	11	9	9	23	18
Total recoveries	110	103	100	110	93	213	203
Net charge-offs	(396)	(454)	(453)	(418)	(442)	(850)	(932)
Other	(5)	1	3	—	1	(4)	(2)
Ending balance	$5,253	$5,166	$5,161	$5,140	$5,110	$5,253	$5,110
Allowance for Credit Losses:
Allowance for loan and lease losses	$4,899	$4,870	$4,857	$4,842	$4,808
Reserve for unfunded lending commitments (RUFC)	354	296	304	298	302
Allowance for credit losses	$5,253	$5,166	$5,161	$5,140	$5,110

	Quarter Ended					As of/For the Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	Period Ended June 30
	2025	2025	2024	2024	2024	2025	2024
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.22%	0.20%	0.27%	0.18%	0.18%	0.21%	0.17%
CRE	0.71	1.29	0.66	1.12	1.67	1.00	1.70
Commercial construction	(0.02)	(0.02)	(0.02)	(0.01)	(0.05)	(0.02)	(0.04)
Consumer:
Residential mortgage	—	—	(0.01)	(0.01)	(0.01)	—	—
Home equity	(0.04)	(0.07)	(0.07)	(0.11)	(0.03)	(0.05)	(0.06)
Indirect auto	1.63	2.26	2.33	1.89	1.94	1.94	2.10
Other consumer	1.54	1.71	1.63	1.73	1.60	1.62	1.78
Credit card	4.84	5.21	5.10	5.04	5.33	5.02	5.44
Total loans and leases	0.51	0.60	0.59	0.55	0.58	0.55	0.61
Applicable ratios are annualized.

Segment Financial Performance - Preliminary

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2025	2025	2024	2024	2024
Consumer and Small Business Banking
Net interest income (expense)	$1,488	$1,427	$1,390	$1,346	$1,291
Net intersegment interest income (expense)	871	858	1,106	1,184	1,216
Segment net interest income (expense)	2,359	2,285	2,496	2,530	2,507
Allocated provision for credit losses	384	328	347	353	308
Noninterest income	519	503	535	506	504
Personnel expense	409	408	406	398	417
Amortization of intangibles	39	39	45	45	45
Restructuring charges	1	—	1	1	1
Other direct noninterest expense	281	275	308	298	265
Direct noninterest expense	730	722	760	742	728
Expense allocations	970	941	981	920	934
Total noninterest expense	1,700	1,663	1,741	1,662	1,662
Income (loss) before income taxes	794	797	943	1,021	1,041
Provision (benefit) for income taxes	193	194	226	245	250
Segment net income (loss)	$601	$603	$717	$776	$791

Wholesale Banking
Net interest income (expense)	$1,880	$1,892	$1,976	$2,103	$2,182
Net intersegment interest income (expense)	(219)	(299)	(376)	(516)	(559)
Segment net interest income (expense)	1,661	1,593	1,600	1,587	1,623
Allocated provision for credit losses	104	131	123	96	142
Noninterest income	942	949	1,038	1,047	986
Personnel expense	559	548	553	569	586
Amortization of intangibles	35	36	39	39	41
Restructuring charges	7	1	4	9	8
Other direct noninterest expense	200	192	206	182	186
Direct noninterest expense	801	777	802	799	821
Expense allocations	526	525	497	437	447
Total noninterest expense	1,327	1,302	1,299	1,236	1,268
Income (loss) before income taxes	1,172	1,109	1,216	1,302	1,199
Provision (benefit) for income taxes	236	223	241	260	239
Segment net income (loss)	$936	$886	$975	$1,042	$960

Other, Treasury & Corporate(1)
Net interest income (expense)	$219	$188	$224	$153	$54
Net intersegment interest income (expense)	(652)	(559)	(730)	(668)	(657)
Segment net interest income (expense)	(433)	(371)	(506)	(515)	(603)
Allocated provision for credit losses	—	(1)	1	(1)	1
Noninterest income	(61)	(60)	(103)	(70)	(6,702)
Personnel expense	685	631	628	661	658
Amortization of intangibles	(1)	—	—	—	3
Restructuring charges	20	37	6	15	24
Other direct noninterest expense	751	739	839	710	860
Direct Noninterest Expense	1,455	1,407	1,473	1,386	1,545
Expense Allocations	(1,496)	(1,466)	(1,478)	(1,357)	(1,381)
Total noninterest expense	(41)	(59)	(5)	29	164
Income (loss) before income taxes	(453)	(371)	(605)	(613)	(7,470)
Provision (benefit) for income taxes	(156)	(143)	(202)	(234)	(1,813)
Segment net income (loss)	$(297)	$(228)	$(403)	$(379)	$(5,657)

Total Truist Financial Corporation
Net interest income (expense)	$3,587	$3,507	$3,590	$3,602	$3,527
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income (expense)	3,587	3,507	3,590	3,602	3,527
Allocated provision for credit losses	488	458	471	448	451
Noninterest income	1,400	1,392	1,470	1,483	(5,212)
Personnel expense	1,653	1,587	1,587	1,628	1,661
Amortization of intangibles	73	75	84	84	89
Restructuring charges	28	38	11	25	33
Other direct noninterest expense	1,232	1,206	1,353	1,190	1,311
Direct Noninterest Expense	2,986	2,906	3,035	2,927	3,094
Expense Allocations	—	—	—	—	—
Total noninterest expense	2,986	2,906	3,035	2,927	3,094
Income (loss) before income taxes	1,513	1,535	1,554	1,710	(5,230)
Provision (benefit) for income taxes	273	274	265	271	(1,324)
Net income (loss) from continuing operations	$1,240	$1,261	$1,289	$1,439	$(3,906)
(1)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2025	2025	2024	2024	2024
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$47,678	$47,767	$48,225	$48,076	$47,706
Tier 1	53,582	53,671	54,128	54,746	54,376
Total	62,119	62,349	62,583	63,349	63,345
Risk-weighted assets	434,892	424,059	418,337	414,828	412,607
Average quarterly assets for leverage ratio	525,566	519,981	515,830	508,280	519,467
Average quarterly assets for supplementary leverage ratio	628,266	619,992	612,764	600,000	608,627
Risk-based capital ratios:
Common equity tier 1	11.0%	11.3%	11.5%	11.6%	11.6%
Tier 1	12.3	12.7	12.9	13.2	13.2
Total	14.3	14.7	15.0	15.3	15.4
Leverage capital ratio	10.2	10.3	10.5	10.8	10.5
Supplementary leverage	8.5	8.7	8.8	9.1	8.9
Common equity per common share	$45.70	$44.85	$43.90	$44.46	$42.71

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2025	2025	2024	2024	2024
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$64,840	$64,635	$63,679	$65,696	$63,827
Less:
Preferred stock	5,907	5,907	5,907	6,673	6,673
Intangible assets, net of deferred taxes (including discontinued operations)	18,143	18,203	18,274	18,350	18,471
Tangible common equity	$40,790	$40,525	$39,498	$40,673	$38,683

Outstanding shares at end of period (in thousands)	1,289,435	1,309,539	1,315,936	1,327,521	1,338,223
Tangible common equity per common share	$31.63	$30.95	$30.01	$30.64	$28.91

Total assets	$543,833	$535,899	$531,176	$523,434	$519,853
Less: Intangible assets, net of deferred taxes (including discontinued operations prior to the sale of TIH)	18,143	18,203	18,274	18,350	18,471
Tangible assets	$525,690	$517,696	$512,902	$505,084	$501,382

Equity as a percentage of total assets	11.9%	12.1%	12.0%	12.6%	12.3%
Tangible common equity as a percentage of tangible assets	7.8	7.8	7.7	8.1	7.7
(1)Tangible common equity is a non-GAAP measure that excludes the impact of intangible assets, net of deferred taxes. This measure is useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses this measure to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data)	2025	2025	2024	2024	2024
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$25	$19	$25	$25	$24
Residential mortgage servicing income:
Residential mortgage servicing income before MSR valuation	72	87	83	80	72
Net MSRs valuation	1	(4)	(5)	(7)	(12)
Total residential mortgage servicing income	73	83	78	73	60
Total residential mortgage income	98	102	103	98	84
Commercial mortgage income:
Commercial mortgage production revenue	6	2	12	6	4
Commercial mortgage servicing income:
Commercial mortgage servicing income before MSR valuation	3	4	4	3	7
Net MSRs valuation	—	—	(2)	(1)	17
Total commercial mortgage servicing income	3	4	2	2	24
Total commercial mortgage income	9	6	14	8	28
Total mortgage banking income	$107	$108	$117	$106	$112
Other Mortgage Banking Information
Residential mortgage loan originations	$5,855	$3,626	$4,745	$3,726	$3,881
Residential mortgage servicing portfolio:(1)
Loans serviced for others	213,002	216,148	218,475	221,143	208,270
Bank-owned loans serviced	57,748	55,120	54,937	54,281	54,903
Total servicing portfolio	270,750	271,268	273,412	275,424	263,173
Weighted-average coupon rate on mortgage loans serviced for others	3.70%	3.68%	3.65%	3.62%	3.63%
Weighted-average servicing fee on mortgage loans serviced for others	0.28	0.28	0.28	0.28	0.28

Additional Information
Brokered deposits(2)	$30,008	$27,585	$28,085	$27,671	$27,384

NQDCP income (expense):(3)
Interest income	$—	$—	$4	$1	$—
Other income	21	(6)	(2)	12	4
Personnel expense	(21)	6	(2)	(13)	(4)
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$43.25	$48.53	$49.06	$45.31	$40.51
Low	33.56	39.41	41.08	37.85	35.09
End of period	42.99	41.15	43.38	42.77	38.85
Banking offices	1,927	1,928	1,928	1,930	1,930
ATMs	2,847	2,861	2,901	2,928	2,942
FTEs(4)	37,996	37,529	37,661	37,867	41,368
FTEs - continuing operations(4)	37,996	37,529	37,661	37,867	38,140
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)Relates to plans where Truist holds assets in proportion to participant elections.
(4)FTEs represents an average for the quarter.

Selected Items(1)

	Favorable (Unfavorable)
(Dollars in millions, except per share data) Description	Pre-Tax	After-Tax at Marginal Rate	Impact to Diluted EPS(2)
Selected Items
Second Quarter 2025
Restructuring charges	$(28)	$(21)	$(0.02)
Loss on sale of securities (securities gains (losses))	(18)	(13)	(0.01)
First Quarter 2025
Restructuring charges	$(38)	$(29)	$(0.02)
Fourth Quarter 2024
Restructuring charges	$(11)	$(9)	$(0.01)
FDIC special assessment (regulatory costs)	8	6	—
Third Quarter 2024
Gain on sale of TIH (net income from discontinued operations)	$36	$16	$0.01
Restructuring charges	(25)	(19)	(0.01)
FDIC special assessment (regulatory costs)	16	13	0.01
Second Quarter 2024
Gain on sale of TIH (net income from discontinued operations)	$6,903	$4,814	$3.60
Loss on sale of securities (securities gains (losses))	(6,650)	(5,089)	(3.80)
Charitable contribution (other expense)	(150)	(115)	(0.09)
Restructuring charges ($33 million in restructuring charges and $63 million in net income from discontinued operations)	(96)	(73)	(0.05)
FDIC special assessment (regulatory costs)	(13)	(11)	(0.01)
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	(10)	(8)	(0.01)
First Quarter 2024
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	$(89)	$(68)	$(0.05)
FDIC special assessment (regulatory costs)	(75)	(57)	(0.04)
Restructuring charges ($51 million in restructuring charges and $19 million in net income from discontinued operations)	(70)	(53)	(0.04)
(1)Includes certain selected items from the consolidated statements of income. A reconciliation of non-GAAP measures is included in the appendix to Truist’s Second Quarter 2025 Earnings Presentation.
(2)Diluted EPS impact for individual items may not foot to difference between GAAP diluted and adjusted EPS due to rounding.